21 June 2018 Catalyst Biosciences Essential Medicines for Hemophilia Greater Convenience Superior Outcomes Exhibit 99.1

Forward looking statements This presentation includes forward-looking statements that involve substantial risks and uncertainties. All statements, other than statement of historical facts, included in this presentation are forward-looking statements. Examples of such statements include, but are not limited to, the potential benefits of subcutaneous administration of CB 2679d and marzeptacog alfa (activated), the potential for long-term dosing of CB 2679d to maintain FIX activity in the high-mild hemophilia range, statements relating to Catalyst’s clinical trial timelines, including plans for patient enrollment of the Phase 2/3 trial of marzeptacog alfa (activated), cohort 6 of the Phase 1/2 trial of CB2679d and the anticipated announcement of trial results, plans for the initiation of a Phase 2b clinical trial of CB 2679d, the potential uses and benefits of Catalyst’s anti-C3 protease, and the potential market opportunities for these products. Actual results or events could differ materially from the plans and expectations and projections disclosed in these forward-looking statements. Various important factors could cause actual results or events to differ materially from the forward-looking statements that Catalyst makes, including, but not limited to, the risk that trial initiation may be delayed and that trials and enrollment may be delayed and may not have satisfactory outcomes, that subsequent clinical trials will not replicate the results from initial clinical studies on small numbers of patients and that human clinical trials will not replicate the results from earlier animal trials, that subcutaneous dosing of marzeptacog alfa (activated) may not provide a therapeutic response, that potential adverse effects may arise from the testing or use of Catalyst’s products, including the generation of antibodies or inhibitors, the risk that costs required to develop or manufacture Catalyst’s products will be higher than anticipated, competition, our ability not to infringe third party intellectual property rights, and other factors described in the “Risk Factors” section of Catalyst’s Annual Report on Form 10-K for the year ended December 31, 2017. Forward-looking statements speak only as of the date the statements are made. Catalyst does not assume any obligation to update any forward-looking statements, except as required by law.

Catalyst Biosciences: CBIO

Nasdaq: CBIO

Preventing bleeding with convenient subcutaneous (SQ) dosing

Hemophilia is a large & growing market

- Orphan hematology disease
- FVIIa & FIX products have ~$3.5B in annual sales

Two novel clinical stage SQ product candidates differentiated from IV market leaders

- Simpler, less painful, small dose
- Potential to maintain continuous protective levels
- Disruptive to all current intravenous products
- Especially well suited for children: 40% of market

FIX: CB 2679d/ISU304

- 22-fold more potent than BeneFIX® in man
- All subjects in the P1/2 multi-dose cohort 5 corrected from severe to mild hemophilia with only 6 daily SQ doses, median of ~16%
- Two subjects In Cohort 6, IV loading + 9 daily SQ doses showed >30% activity levels
  - Less frequent dosing possible
  - nAbs detected
    - Source under investigation
  - Multiple backup constructs available

FVIIa: Marzeptacog alfa (activated)

- Phase 1/2 complete
- 9-fold more potent than NovoSeven®
- Phase 2/3 clinical trial enrolling
  - No ADA or nAb detected to date

catalystbiosciences.com 3

Catalyst Biosciences pipeline Next generation hemostasis programs: FVIIa: Marzeptacog alfa (activated) Hemophilia A&B with Inhibitors, surgical Bleeding, subcutaneous prophylaxis FIX: CB 2679d/ISU304 Hemophilia B, subcutaneous prophylaxis, surgical bleeding, treatment of bleeding FXa: CB 1965a Universal pro-coagulant Anti-complement programs: Anti-C3 Protease: CB 2782 Dry age-related macular degeneration (dAMD) Research Preclinical Phase 1/2 Phase 2/3 Commercial rights CBIO CBIO CBIO CBIO

Products & intellectual property Worldwide patents cover MarzAA and related molecules Granted and pending through 2029 without extensions Orphan Drug Designation in US Worldwide patents cover CB 2679d and related molecules Granted and pending through 2031 without extensions Orphan Drug Designation in US & EU Factor VIIa: Marzeptacog alfa (activated) Factor IX: CB 2679d/ISU304 P129A T128N Q286R M298Q R318Y R338E T343R

Advantages of subcutaneous prophylaxis Intravenous infusion “I started helping Mom and Dad with the treatment…I don’t want to try to get the needle in the vein yet. Maybe when I’m ten.” Pediatric use of subcutaneous delivery is common for diabetes & HGH deﬁciency, regularly self-administered Slow infusion through a painful needle stick Requires supervision and skilled insertion of needle into vein Challenging for patient, family, school Activity levels fluctuate, low trough levels Subcutaneous injections are easier Home therapy - family or patient Potential for: Fewer bleeds, reduce joint and muscle damage Fewer demands on healthcare system Reduced hospital stays & outpatient visits Subcutaneous prophylaxis

Advantages of subcutaneous prophylaxis Time after Dosing Illustrative clotting agent activity level Severe Hemophilia Moderate Hemophilia Mild Hemophilia Normal clotting levels SQ Agent IV Agent SQ Subcutaneous Drug Administration IV Drug Administration Time in mild range predicts protection from spontaneous bleeds

~40% of Individuals with hemophilia are children

Nasdaq: CBIO

KOL's, individuals & treaters want a better dosing method & better efficacy

FIX $1.2B market

treatable population ~10,000


Adult
Pediatric

FVIIa $2.2B market

treatable population ~3,200


Acquired Hemophilia
Hemophilia A Inhibitors
Severe FVII Deficiency
Hemophilia B Inhibitors

What do FIX key opinion leaders say…

"These exciting results demonstrate for the first time the feasibility of a subcutaneous FIX injection to provide meaningful protection from bleeding, even after only six doses"

Dr. **John Pasi**, Professor of Haemostasis &Thrombosis at Barts and The London School of Medicine

What do inhibitor key opinion leaders say…

"(MarzAA) would become 1st line treatment for all hemophilia B inhibitor patients"

"(MarzAA) would conservatively capture >10% hemophilia A inhibitor patients, not every patient will go on, or stay on ACE910"

"Severe FVII deficient patients would want to switch to MarzAA… a daily SQ could 'normalize' them"

"There is a clear unmet need for a SQ therapy in acquired hemophilia and MarzAA could fill that need, I think it is an excellent idea

Sources: GlobalData, WFH 2015 Survey, EACH, CBIO market Research

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Factor IX program: CB 2679d/ISU304

Nasdaq: CBIO

Phase 1/2 open label IV to SQ cross-over design

- Ascending dose Cohorts followed by Multi-dose SQ Cohorts
- N = 11 (5 subjects participated in 2 cohorts)
- **22-fold higher potency *vs* BeneFIX in IV/IV Cohort 1**
- **6 daily SQ doses corrects severe hemophilia to mild hemophilia with six daily doses[1]**
- **9 daily SQ doses following a single IV loading dose corrects to >30%**
- Well tolerated
- nAb detected in Cohort 6, cause to be determined
  - Does not cross react with wt FIX


CB 2679d IV
vs BeneFIX IV
Cohort 1 (n=3)
BeneFIX IV
CB 2679d IV
75 IU/kg
75 IU/kg
CB 2679d IV to SQ Crossover – Ascending Dose Cohorts 2 - 3
Cohort 2 (n=3)
CB 2679d IV
CB 2679d SQ
75 IU/kg
75 IU/kg
Cohort 3 (n=3)
CB 2679d IV
CB 2679d SQ
75 IU/kg
150 IU/kg
CB 2679d Multi-Dose
Cohort 5 (n=5)
CB 2679d SQ
Six Daily-Doses 150 IU/kg
CB 2679d IV & Multi-Dose
Cohort 6 (n=3-5)
IV
CB 2679d SQ
Single IV and nine Daily Doses

[1] You, Levy *et al.* EAHAD 2018

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Phase 1/2: Cohort 5 & 6 FIX activity results Cohort 6: IV 75 IU/kg then SQ 140 IU/kg x 9 + 5 days follow-up (n=2) Protection from spontaneous bleeding >12% 11 Cohort 5: SQ 140 IU/kg x 6 + 5 days follow-up (n=5)

CB 2679d/ISU304 program summary 12 CB 2679d/ISU304 was designed as a best-in-class high potency recombinant Factor IX 22-fold potency advantage vs BeneFIX allows subcutaneous administration SQ delivery significantly increases half-life to 63.2 hours Daily SQ dosing of 150 IU/kg for 6 days resulted in median 15.7% FIX Daily SQ dosing of 150 IU/kg for 9 days following an IV loading dose resulted in median >30% FIX nAbs detected, one transient Does not cross react with wt FIX Analysis ongoing Decreased dosing frequency is feasible once target activity level achieved Phase 2b study will explore reduced frequency and longer-term dosing

Factor VIIa: Marzeptacog alfa (activated) – MarzAA

Nasdaq: CBIO

- Leading next-generation FVIIa with prophylaxis & subcutaneous delivery potential
- 6-9 fold improvements in potency and duration of effect *vs* NovoSeven
- Phase 1 intravenous clinical trial results
  - 25 severe hemophilia patients with and without inhibitors
  - Demonstrated Proof-of-Mechanism
  - Excellent safety and tolerability**
  - No serious drug-related AEs
  - Good correction of PT and aPTT for ~12 h

**http://clinicaltrials.gov/ct2/show/NCT01439971?term=FVIIa&rank=2

Marzeptacog alfa (activated) Potency Advantage


7x
In Vitro
~5x
In Vivo PD
6-9x
In Vivo Efficacy

7-fold Increase in catalytic activity

5-fold Increase in Thomboelastography (TEG)

6-9-fold Longer Duration in a bleeding study

Phase 1 Clinical Trial Data


Mean PT Change from Baseline (sec)
Time (Hour)
Dose (ug/kg)
4.5
9
18
30
Mean aPTT Change from Baseline (sec)
Time (Hour)
Dose (ug/kg)
4.5
9
18
30

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MarzAA Phase 2 part of P2/3 SQ trial 14 Phase 2 clinical data Interim data at ISTH 18 July 2018 Study end points Safety & tolerability of daily SQ dosing Monitoring of potential inhibitor formation ABR vs recorded historical ABR After 50 exposure days with no bleeds, individuals will move to safety follow-up Phase 2 SQ multi-dose & dose escalation Hemophilia A & B with Inhibitors Open label SQ individual dose escalation study, only if a breakthrough bleed occurs Up to 12 adult subjects with documented annualized bleeding rate (ABR) >12 Study enrolling IV 50 Days 60 µg/kg SQ 50 Days 90 µg/kg SQ 50 Days 120 µg/kg SQ 50 Days 30 µg/kg SQ Safety Follow-Up * * * * Individuals with any spontaneous bleed after 5 days of dosing will move to a higher dose level and start a new 50 exposure days Safety visit

Bleeding History Prior to and During Treatment with MarzAA Consent withdrawn Completed SAE not drug-related Dosing Dosing 15 MarzAA 30 mg/kg & 60 mg/kg 6-month recorded bleeds Treatment Period

Anti-C3 for GA dry AMD (dAMD)

Nasdaq: CBIO


Lectin Pathway
Classical Pathway
Alternative Pathway
MBL
C1
Factor I
C4
C2
Catalyst
CB 2782
Apellis
APL-2
Factor D
Factor B
C3
Phagocytosis
C3b
C3a
Inflammation
C5
C5a
Membrane Attack Complex (C5b – C9)
Cell Lysis

Advanced dAMD, or geographic atrophy (GA), leads to loss of RPE photoreceptors and blindness with no approved drugs

Global dAMD market is >$5 billion

C3 is the "best target" in the complement cascade and clinically validated in GA*

- Apellis APL-2 (anti-C3 cyclic peptide, 15 mg intravitreal injection [IVT]), randomized P2 (n=246):
- Q1mo 29% (p=0.008) inhibition of GA
- Q2mo 20% (p=0.067) inhibition of GA

Catalyst's anti-C3 protease program has the potential for best-in-class profile

+ May provide superior efficacy with every 3 months (or less frequent) dosing, fewer IVT AEs

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Anti-C3 Protease for Dry dAMD Best-in-class Potential Catalytic mechanism of action of a protease to inhibit C3 is superior to antibodies and peptides Apellis APL-2 (anti-C3 cyclic peptide, IVT) demonstrated randomized P2 efficacy with Q1mo and potentially Q2mo dosing Catalyst’s proprietary potent and selective anti-C3 protease leads have demonstrated complete intravitreal C3 inhibition in vivo in NHPs Current CBIO lead suggests Q1-2 month dosing frequency in man at 2 mg IVT Modifying the PK could extend human dosing to at most every three months with superior efficacy Preclinical data with longer acting proteases in 2018 Free C3 concentration (nM) Days

Experienced leadership & investors[1]

Nasdaq: CBIO

Leadership team:

Nassim Usman, Ph.D.
President & Chief Executive Officer
– MIT, Ribozyme Pharma, Sirna Therapeutics, Morgenthaler Ventures

Howard Levy, M.B.B.Ch., Ph.D., M.M.M.
Chief Medical Officer
– Lilly, Novo Nordisk, Sangart, Inspiration, CSL

Fletcher Payne
Chief Financial Officer
– IBM, Cell Genesys, Abgenix, Dynavax, Rinat, Plexxikon, CytomX

Andrew Hetherington, M.B.A.
SVP, Technical Operations
– GSK, Bayer, Novartis

Jeffrey Landau, M.B.A.
VP, Business Development
– Jazz Pharmaceuticals, Eli Lilly, Onyx, Threshold

Investors:

DEERFIELD® Advancing Healthcare®
Venrock
venBio
SIO Capital Management LLC
ACUTA
JG&C J. Goldman & Co., L.P.
BlackRock®
RTW Investments
Nexthera Capital Healthcare Asset Management
Vanguard®
EssexWoodlands
HealthCare Ventures

[1]As of 13 June 2018

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Milestones & planned data presentations

Nasdaq: CBIO

	2017			2018			
	Q2	Q3	Q4	Q1	Q2	Q3	Q4
CB 2679d (FIX)	**Phase 1/2** Cohort 1 completed ✓	**ISTH** Preclin data 22x potency Cohort 2 (SQ) Asia patents US ODD ✓	**ASH** Interim SQ clinical data (oral) ✓	**EAHAD** Top-line multidose clinical data (oral) ✓	**WFH** Final Cohorts 1-5 data Initiate Cohort 6 ✓	**ISTH** Cohort 6 interim data	**ASH** Final P1/2 data Initiate P2b
MarzAA (FVIIa)	**Started** INC, P2 clinical CRO ✓	**ISTH** Preclinical data ✓	**Initiate P2** ✓			**ISTH** Interim P2 data	**ASH** Final P2 data

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Strong Cash Balance – $143M Financial Strength Cash & Cash Equivalents Q1/2018.………………$143.5M April 2017 follow-on ﬁnancing at $5.00/share……..$18.6M Dec 2017 follow-on ﬁnancing at $9.50/share……..$10.5M Feb 2018 follow-on ﬁnancing at $34.00/share…….$115M 2018 Warrant proceeds at $5.50/share….……........$9.6M Capitalization Table Simpliﬁcation No Debt ✓ Converted all Series A Preferred to Common Stock ✓ Called $5.50 Warrants or exercised for Common Stock ✓ First Quarter 2018 Share Data Common Stock Outstanding…………………….11,935,081 Fully Diluted Shares…………............................14,743,688 Average Volume………………………………….......396,290 Market Capitalization (19 June 2018)……….…….$124.8M First Quarter 2018 Operating Results Operating Expense First Quarter 2018 ……………….$6.7M Net Loss First Quarter 2018……………….…………($5.0 M) Net Loss per share First Quarter 2018 …..…………. ($0.56)

Investment highlights

Nasdaq: CBIO

Disruptive approach to a $3.5 billion market

Subcutaneous Prophylactic dosing designed to be less painful and much more convenient, especially for children

Stable & high clotting activity could dramatically reduce spontaneous bleeding and improve quality of life

FIX: CB 2679d/ISU304 ~$1.2 billion market

Confirmed 22-fold potency advantage *vs* BeneFIX

>30% activity levels seen in multiple dose cohorts with daily dosing

- nAb cause under investigation

Potential to maintain FIX activity in the mild hemophilia range with less frequent dosing to be explored in P2b

FVIIa: Marzeptacog alfa (activated) ~$2.2 Billion market

Phase 2 of a Phase 2/3 program enrolling

No ADA or nAb observed to date

Interim Phase 2 Data at ISTH 2018

Anti-C3 for Dry AMD: multi-billion market opportunity

C3 is a clinically validated target, potential to generate a best-in-class molecule

Pre-clinical proof-of-concept in 2018

Cash runway allows independent development of lead programs

Strengthened balance sheet & simplified our capitalization structure

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Nassim Usman, Ph.D. President & CEO Thank you

Phase 1/2 safety 22 Mild injection site adverse events that resolved without sequelae were reported Pain Erythema Redness Cohort 5 and 6 DSMB had no safety concerns and approved cohort 6 Inhibitory antibodies to CB 2679d/ISU304 but not FIX were detected Two subjects reported these AEs as moderately severe for the initial injections and mild for subsequent injections Injection site bruising was seen with initial SQ injections in 2 subjects and did not occur when FIX activity levels were in the mild hemophilia range

Factor IX program: Phase 2b 70 IU/kg IV then 140 IU/kg SQ CB 2679d SQ IV 280 IU/kg SQ 420 IU/kg SQ CB 2679d IV load followed by daily dosing SQ CB 2679d SQ every second day for 4 doses 14 Daily Doses CB 2679d SQ CB 2679d SQ Phase 2b open label IV load and SQ dosing daily, alternate day and third day dosing + N = 5 + All subjects proceed through every dosing level + Final design will be based on cohort 6 results + Time above 12% will be determined + Initiate study in Q4 2018 CB 2679d SQ every third day for 4 doses 4 Doses 4 Doses